Inventories	12 Months Ended
Dec. 31, 2023
Inventory Disclosure [Abstract]
Inventories
Note 6 - Inventories

	December 31,
	2023	2022
	U.S. Dollars (in thousands)
Components	55,598	43,017
Work in process	20,038	13,951
Finished products *	19,292	13,930

	94,928	70,898

*  includes systems at customer locations not yet sold, as of December 31, 2023 and 2022, in the amount of $8,626 and $5,664 respectively.

Inventories are presented in:

	December 31,
	2023	2022
	U.S. Dollars (in thousands)
Current assets	85,905	65,541
Non-current assets (A)	9,023	5,357

	94,928	70,898

(A)	Long-term Inventory:
At December 31, 2023, $9,023 of the Company's inventory is classified among long-term assets according to Management’s estimate based on the recent level of sales (at December 31, 2022 - $5,357). These amounts are comprised of spare parts. The Company’s policy is to keep components to provide support and service to systems sold by it to its customers over the past years (usually the support is over a period of seven to ten years) until the Company announces it will not continue to support certain systems. Therefore, this inventory is usually consumed over longer periods than inventory classified as current, and as such the respective amount that is not expected to be consumed in the next year is classified as non-current. Management believes that this inventory will be utilized according to its forecasted sales and that no loss will be incurred.

(B)	Inventory provision
In 2023, based on Management's estimates regarding future sales, a provision of $1,204 was made against damaged, obsolete, excess and slow-moving inventory (in 2022 - $263). This includes certain items which were considered obsolete following the acquisition of FRT.

The provisions were recorded in the costs of revenues line item in the consolidated statement of income. The provisions result in a new cost basis that is not subsequently marked up based on changes in underlying facts and circumstances.